UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

FIRST TRINITY FINANCIAL CORPORATION

Oklahoma	000-52613	34-1001436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230
Tulsa, Oklahoma 74133-1246
(Address of principal executive offices) (Zip Code)

(918) 249-2438
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08          Shareholder Director Nominations.

In connection with the scheduling of the annual meeting of shareholders disclosed in Item 8.01 below, because the next annual meeting of shareholders of First Trinity Financial Corporation (the “Company”) will be held more than 30 days from the anniversary date of the Company’s 2024 annual meeting, the deadline for shareholder nominations or proposals for consideration at the next annual meeting as set forth in the Company’s 2024 proxy statement no longer applies. Accordingly, in order to be included in the proxy materials for the 2026 annual meeting of shareholders, shareholders who intend to nominate a candidate for election to the Board of Directors or to propose other business for consideration at the 2026 annual meeting to be included in the Company’s proxy materials for the 2026 annual meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and any notice on Schedule 14N, must ensure that any such proposal is received by the Company at its principal executive offices, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133, no later than 5:00 p.m., Central time, on December 31, 2025. Shareholders are advised to submit their proposals by certified mail, return receipt requested, addressed to Company’s Corporate Secretary.

Only proposals and nominations meeting the requirements of applicable Securities and Exchange Commission rules will be considered for inclusion in the Company’s proxy statement.

Item 8.01          Other Events.

Section 2.02 of the Company’s Bylaws provide that its annual meeting of shareholders should occur on the third Wednesday of May of each year. Because of significant management attention throughout most of 2025 due to a possible significant corporate transaction that did not occur, the Company’s Board of Directors has determined to waive (but not amend) Section 2.02 of the Company’s Bylaws for the year 2025 only and schedule the annual meeting of shareholders to May 20, 2026.

Notice of the record date for the forthcoming meeting, the related proxy statement and annual report to shareholders will be mailed to shareholders of the Company in early 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: December 5, 2025.	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer